Exhibit 10.4

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT is made as of the 13th day of October 2011 (the “Agreement”), by and between Lucas Energy, Inc., a Nevada corporation, with offices at 3555 Timmons Lane, Suite 1550, Houston, Texas  77027 (“LEI”) and XXXX XXXX, an individual, whose address is XXXXXX XXXX (“XXXX”).

RECITALS:

WHEREAS, LEI has entered into a Purchase and Sale Agreement with Nordic Oil USA I, LP (“Nordic”), pursuant to which LEI, has agreed to purchase certain undivided oil, gas and mineral leasehold interests in properties situated in the Counties of Gonzales, Karnes and Wilson, in the State of Texas (the “Texas Interests” and the “Nordic/LEI Transaction”) from Nordic; and

WHEREAS, XXXX owns certain property interests in the Texas Interests all of which LEI desires to acquire (the “Property Interest”); and

WHEREAS, LEI agrees to purchase from XXXX and XXXX agrees to sell LEI his Property Interest pursuant to the terms and conditions of this Agreement as provided below.

NOW THEREFORE, for and in consideration of the foregoing premises, the receipt and sufficiency of which are hereby acknowledged, LEI and XXXX hereby agree as follows:

1.           Upon the closing of the Nordic/LEI Transaction, LEI shall pay, or cause to be paid, shares of convertible preferred stock to XXXX (the “XXXX Fee”).  The XXXX Fee shall be paid to XXXX by way of:

(a)           The issuance to XXXX by LEI of 2,000 shares of LEI Series A Convertible Preferred Stock (to be approved and designated by the Board of Directors of LEI) which are convertible into an aggregate of 2,000,000 shares of LEI common stock (the “Shares”).  The issuance of the Shares shall in all cases be subject to the approval of this Agreement and the transactions contemplated herein by the NYSE Amex and the listing of such Shares on the NYSE AMEX as well as the closing of the Nordic/LEI Transaction which requires the approval of the shareholders of Nordic.   The preferred stock designation evidencing the Series A Convertible Preferred Stock shall contain a provision that limits the amount of shares of common stock that XXXX can own at any time upon conversion of such Series A Preferred Stock to an aggregate of 4.99% of the Company’s then issued and outstanding shares of common stock.

2.           In consideration of the payment to XXXX of the XXXX Fee by LEI, XXXX hereby transfers and assigns all rights and other interests in the Property Interest to LEI.  For the sake of clarity and in an abundance of caution, XXXX further releases, relinquishes and waives any and all rights, interests and properties of whatever type or nature including, but not limited to, working interests, net revenue interests, carried interests, reversionary interests, net profit interests, overriding royalty interests, contingent interests or otherwise in and to the Texas Interests or any other properties, rights, interests or considerations in connection with the Nordic/LEI Transaction and upon his receipt of the Shares.

3.           XXXX (the “Seller”) hereby represents, confirms, warrants and acknowledges the following to LEI (the “Buyer”) in connection with the issuance to Seller by Buyer of the Shares:

(a)           Seller recognizes that the Shares have not been registered under the Securities Act of 1933, as amended (the “Act” or the “1933 Act”), nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Shares is registered under the 1933 Act or unless an exemption from registration is available.  Seller may not sell the Shares without registering them under the 1933 Act and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sale.  The Buyer is under no obligation to register such Shares under the 1933 Act or under any state “Blue Sky” laws prior to or subsequent to their issuance;

(b)           Seller acknowledges that he is a “sophisticated investor” (i.e., has experience and knowledge in and with investments in companies similar to the Buyer) and that the Seller has, in making Seller’s investment decision in connection with the Shares received, had an opportunity to review (A) the Buyer’s Annual Report on Form 10-K for the year ended March 31, 2011; and (B) the Buyer’s quarterly report on Form 10-Q for the quarter ended June 30, 2011, each as filed on the SEC’s EDGAR website, including the audited and unaudited financial statements, description of business, risk factors, results of operations, certain transactions and related business disclosures described therein; has read, reviewed, and relied solely on the documents described in (A) and (B) above (collectively referred to as the “Disclosure Documents”), and an independent investigation made by Seller and Seller’s representatives, if any; (C) has, prior to the date of this Agreement, been given an opportunity to review material contracts and documents of the Buyer and has had an opportunity to ask questions of and receive answers from the Buyer’s officers and directors and has no pending questions as of the date of this Agreement; and (D) is not relying on any oral representation of the Buyer or any other person, nor any written representation or assurance from the Buyer other than those contained in the Disclosure Documents or incorporated therein; in connection with such Seller’s acceptance of the Shares and investment decision in connection therewith.  The Seller acknowledges that due to Seller’s receipt of and review of the information described above, Seller received similar information as would be included in a Registration Statement filed under the Act;

(c)           Seller has such knowledge and experience in financial and business matters such that Seller is capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision, and does not require a representative in evaluating the merits and risks of an investment in the Shares;

(d)           Seller recognizes that an investment in the Buyer is a speculative venture and that the total amount of consideration tendered in connection with the Shares is placed at the risk of the business and may be completely lost.  The ownership of the Shares as an investment involves special risks;

(e)           Seller realizes that the Shares cannot readily be sold as they will be restricted securities and therefore the Shares must not be accepted unless Seller has liquid assets sufficient to insure that Seller can provide for current needs and possible personal contingencies;

(f)           Seller confirms and represents that he is able (i) to bear the economic risk of the Shares, (ii) to hold the Shares for an indefinite period of time, and (iii) to afford a complete loss of the Shares.  Seller also represents that he has (i) adequate means of providing for his current needs and possible personal contingencies, and (ii) has no need for liquidity in the Shares;

(g)           All information which Seller has provided to the Buyer concerning Seller's financial position and knowledge of financial and business matters is correct and complete as of the date hereof;

(h)           Seller has carefully considered and has, to the extent he believes such discussion necessary, discussed with his professional, legal, tax and financial advisors, the suitability of an investment in the Shares for his particular tax and financial situation and his advisers, if such advisors were deemed necessary, have determined that the Shares are a suitable investment for him;

(i)           Seller has not become aware of and has not been offered the Shares by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to the Seller's knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising;

(j)           Seller understands that the Shares are being offered to him in reliance on specific exemptions from or non-application of the registration requirements of federal and state securities laws and that the Buyer is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Seller set forth herein in order to determine the applicability of such exemptions and the suitability of Seller to acquire the Shares. All information which Seller has provided to the Buyer concerning the undersigned's financial position and knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to acceptance of this Agreement by the Buyer, Seller will immediately provide the Buyer with such information;

(k)           the Buyer is under no obligation to register or seek an exemption under any federal and/or state securities acts for any sale or transfer of the Shares by Seller, and Seller is solely responsible for determining the status, in his hands, of the Shares acquired in connection herewith and the availability, if required, of exemptions from registration for purposes of sale or transfer of the Shares;

(l)           No federal or state agency has made any finding or determination as to the fairness of the Shares for investment or any recommendation or endorsement of the Shares.  The Shares have not been registered under the 1933 Act or the securities laws of any State and are being offered and sold in reliance on exemptions from the registration requirements of the 1933 Act and such state laws;

(m)           The Seller is acquiring the Shares for his own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and he does not presently have any reason to anticipate any change in his circumstances, financial or otherwise, or particular occasion or event which would necessitate or require his sale or distribution of the Shares.  No one other than the Seller has any beneficial interest in said securities.  The Seller is receiving the Shares for his account for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof; and

(n)           Seller understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Shares in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES ACT.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS.”

4.           LEI and XXXX agree to keep confidential, and not to disclose to any third party, the nature, terms and details of their relationship and contractual arrangement relative to the Texas Interests.  It is acknowledged and understood that this Agreement will be provided to the NYSE AMEX and may be filed as an exhibit to an LEI Securities and Exchange Commission filing.

5.           This Agreement shall be construed in accordance with, and governed for all purposes by, the laws of the State of Texas.

6.           This Agreement constitutes the entire agreement and understanding of LEI and XXXX with respect to the subject matter hereof, and no addition, modification or amendment to or of the terms hereof shall be binding upon either LEI or XXXX unless made in writing and executed by each of LEI and XXXX.

7.           The terms and provisions of this Agreement shall be binding upon, and inure to the benefit of LEI and XXXX, and their respective heirs, successors and assigns.

8.           This Agreement may be executed in several counterparts, each of which is an original.  It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Agreement signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original.  A photocopy of this Agreement shall be effective as an original for all purposes.

EXECUTED on the date set forth above by LEI and XXXX.

LUCAS ENERGY, INC.

/s/ K. Andrew Lai	XXXXX XXXX
By: K. Andrew Lai	XXXXX XXXX
Title: CFO